UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2007

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

California	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code     (415) 421-7900

                                                     N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 3, 2007, Williams-Sonoma, Inc. filed a complaint against Oracle Corporation (“Oracle”) in San Francisco Superior Court for breach of contract, fraud and negligent misrepresentation. The complaint alleges that Oracle and its predecessor, Retek Inc. (“Retek”), breached their obligation to deliver software for our direct-to-customer channel and defrauded us by making misrepresentations about the software.

We currently use other software to manage our direct-to-customer channel and had planned to replace that software with the Oracle software. Instead, we expect to implement software from another vendor to replace the defective portions of the software provided by Oracle.

We believe that this dispute will not have a material adverse effect on our business, operations or financial condition. From an accounting perspective, we wrote off the unusable portions of software code related to our information technology systems in our financial statements for the fiscal year ended January 28, 2007. We do not expect to incur significant additional asset disposal expenses related to this software in our financial statements.

This Form 8-K contains forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include statements related to the complaint against Oracle; implementing software from another vendor; additional asset disposal expenses; and the effect of the dispute on our business, operations and financial condition. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the risks and costs associated with litigation, risks associated with implementing new systems, and other risks and uncertainties contained in our other public announcements, reports to shareholders and other documents filed with or furnished to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended January 28, 2007, all quarterly reports on Form 10-Q for the following fiscal quarters and all subsequent current reports on Form 8-K. All forward-looking statements in this Form 8-K are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: August 3, 2007	By:	/s/ Sharon L. McCollam
Sharon L. McCollam
Executive Vice President,
Chief Operating and Chief Financial Officer